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                                                                    EXHIBIT 10.2

                           LETTER AMENDMENT AND WAIVER

                                                   Dated as of November 12, 2002

To the banks, financial institutions and other institutional lenders (collectively, the "Lenders") parties to the Credit
   Agreement referred to below and to
   Wachovia Investors, Inc., as
   Administrative Agent and Collateral Agent
   (the "Administrative Agent"), General
   Electric Capital Corporation, as
   Syndication Agent, and Morgan Stanley
   Senior Funding, Inc., as Documentation
   Agent, for the Lenders

Ladies and Gentlemen:

            We refer to the Third Amended and Restated Credit Agreement, dated as of September 13, 2002 (the "Credit Agreement") among the undersigned Borrowers and Guarantor and you. Capitalized terms not otherwise defined in this Letter Amendment and Waiver have the same meanings as specified in the Credit Agreement.

            It is hereby agreed by you and us, effective as of the effective date of this Letter Amendment and Waiver, as follows:

            (a)   The Credit Agreement is hereby amended as follows:

            Section 9.12(f) is amended by deleting the words "Within 60 days" appearing in the first line thereof and substituting therefor the words "Within 90 days".

            (b) Any Default that has occurred or may occur solely as a result of any noncompliance with the requirements of Section 9.12(f) prior to giving effect to this Letter Amendment and Wavier is hereby waived.

            This Letter Amendment and Wavier shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Amendment and Waiver executed by the undersigned Borrowers and Guarantor and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment and Waiver.

            On and after the effectiveness of this Letter Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import

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                                        2

referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment and Waiver.

            The Credit Agreement, as specifically amended by this Letter Amendment and Waiver, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

            If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment and Waiver to Cherie Spraggs at Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

            This Letter Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment and Waiver.

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            THIS LETTER AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                             Very truly yours,

                             BORROWERS:

                             CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
                             CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC. CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC. CHOICE ONE COMMUNICATIONS INTERNATIONAL INC. CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC. CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC. CHOICE ONE COMMUNICATIONS OF MAINE INC.
                             CHOICE ONE OF NEW HAMPSHIRE INC.
                             CHOICE ONE COMMUNICATIONS OF OHIO INC.
                             CHOICE ONE COMMUNICATIONS OF VERMONT INC.
                             CHOICE ONE ONLINE INC.
                             CHOICE ONE COMMUNICATIONS OF VIRGINIA INC.
                             CHOICE ONE COMMUNICATIONS SERVICES INC.
                             US XCHANGE INC.
                             US XCHANGE OF INDIANA, L.L.C.
                             US XCHANGE OF ILLINOIS, L.L.C.
                             US XCHANGE OF WISCONSIN, L.L.C.
                             US XCHANGE OF MICHIGAN, L.L.C.

                             By: /s/ Ajay Sabherwal
                                -----------------------------
                                     Name: Ajay Sabherwal
                                     Title: EVP & CFO
                                     for each of the entities set forth above

                             GUARANTOR:

                             CHOICE ONE COMMUNICATIONS INC.

                             By: /s/ Ajay Sabherwal
                                ---------------------------
                                     Name: Ajay Sabherwal
                                     Title: EVP & CFO

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                             MORGAN STANLEY DEAN WITTER CAPITAL
                             PARTNERS IV, L.P.

                             By: MSDW Capital Partners IV, LLC,
                             its general partner
                             By: MSDW Capital Partners IV, Inc.,
                             its Member

                             By: /s/ JOHN B. EHRENKRANZ
                                -----------------------------------------
                                     Name: JOHN B. EHRENKRANZ
                                     Title: MANAGING DIRECTOR

                             MSDW IV 892 INVESTORS, L.P.

                             By: MSDW Capital Partners IV, LLC,
                             its general partner
                             By: MSDW Capital Partners IV, Inc.,
                             its Member

                             By: /s/ JOHN B. EHRENKRANZ
                                ---------------------------------------
                                     Name: JOHN B. EHRENKRANZ
                                     Title: MANAGING DIRECTOR

                             MORGAN STANLEY DEAN WITTER CAPITAL
                             INVESTORS IV, L.P.

                             By: MSDW Capital Partners IV, LLC,
                             its general partner
                             By: MSDW Capital Partners IV, Inc.,
                             its Member

                             By: /s/ JOHN B. EHRENKRANZ
                                --------------------------------------
                                     Name: JOHN B. EHRENKRANZ
                                     Title: MANAGING DIRECTOR

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                             DRESDNER BANK AG, NEW YORK AND
                             GRAND CAYMAN BRANCHES, as Lender

                             By: /s/ Brian Smith
                                 -----------------------------------
                                     Name: Brian Smith
                                     Title: Director

                             By: /s/ Brian Schneider
                                 -----------------------------------
                                     Name: Brian Schneider
                                     Title: Vice President

                             FORTIS CAPITAL CORP., as Lender

                             By: /s/ Karel Louman
                                 -----------------------------------
                                     Name: Karel Louman
                                     Title: Chief Executive Officer

                             By: /s/ Anthony Ciraulo
                                 -----------------------------------
                                     Name: Anthony Ciraulo
                                     Title: Assistant Vice President

                             IBM CREDIT CORPORATION, as Lender

                             By: /s/ Steven A. Flanagan
                                 -----------------------------------
                                     Name: Steven A. Flanagan
                                     Title: Manager Special Handling

                             CREDIT LYONNAIS NEW YORK BRANCH,
                             as Lender

                             By: /s/ Sandra E. Horwitz
                                 -----------------------------------
                                     Name: Sandra E. Horwitz
                                     Title: Senior Vice President

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                          Agreed as of the date first above written:

                          WACHOVIA INVESTORS, INC.,
                            as Administrative Agent, Collateral Agent and Lender

                          By /s/ Melissa Gill
                             -----------------------------------
                                 Name: Melissa Gill
                                 Title: Vice President

                          MORGAN STANLEY SENIOR FUNDING, INC.,
                          as Documentation Agent and Lender

                          By: /s/ Mark D. Cross
                              -----------------------------------
                                  Name: Mark D. Cross
                                  Title: Vice President

                          CIBC INC., as Lender

                          By: /s/ Daniel S. Mccready
                              -----------------------------------
                                  Name: Daniel S. Mccready
                                  Title: Managing Director

                          PNC BANK, NATIONAL ASSOCIATION,
                          as Lender

                          By: /s/ Gary A. Best
                              -----------------------------------
                                  Name: Gary A. Best
                                  Title: Vice President